SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                      FORM 8-K



                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                         Securities and Exchange Act of 1934



         Date of Report (Date of earliest event reported): February 15, 2001


                               STRATESEC INCORPORATED
               (Exact name of registrant as specified in its charter)


   Delaware                         1-13427                    22-2817302
  (State of                   (Commission File No.)          (IRS Employer
 Incorporation)                                           Identification No.)


                          105 Carpenter Drive, Suite C
                            Sterling, Virginia 20164
           (Address of principal executive offices, including zip code)



                                (703) 709-8686
              (Registrant's telephone number, including area code)

                            STRATESEC INCORPORATED

Item 4.  Changes in Registrant's Certifying Accountant

         On February 15, 2001, McGladrey & Pullen, LLP resigned as independent auditors of STRATESEC, Incorporated. The reason for the firm's resignation was because it had concluded that its independence and objectivity had been impaired. On February 23, 2001, the Company engaged Argy, Wiltse & Robinson as its independent certified public accountants. Argy, Wiltse & Robinson served as independent certified public accountants for Security Systems Integration, Inc. ("SSI"), a company that recently merged with STRATESEC, Incorporated. This engagement was approved by the audit committee of the Company's board of directors.

         On December 1, 2000,  Keller Bruner & Company,  LLP ("Keller  Bruner"),
the independent certified public accountants that audited the Company's financial statements for the year ended December 31, 1999, merged into McGladrey & Pullen, LLP and subsequently McGladrey & Pullen, LLP was appointed the
Company's new auditor. Keller Bruner's report on the Company's financial statements for the year ended December 31, 1999 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles. McGladrey & Pullen, LLP has not issued any report on the Company's financial statements.

         During the period December 7, 1999, the date that Keller Bruner was engaged as the Company's independent certified public accountants, and through the date on which they merged with McGladrey & Pullen, LLP, there were no disagreements with Keller Bruner on any matter of accounting principles or practices, financial statement disclosure, audit scope or procedure which, if not resolved to its satisfaction, would have caused it to make reference to such disagreement in connection with its report. From the date of their engagement and through the date on which they resigned, there were no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, audit scope or procedure which, if not resolved to its satisfaction, would have caused it to make reference to such disagreement in connection with a report. Prior to its resignation, McGladrey & Pullen, LLP was in the process of evaluating whether the pooling-of-interests method of accounting was appropriate to apply to the acquisition of SSI. McGladrey & Pullen, LLP had not formed a conclusion about whether the Company's accounting for the acquisition of SSI meets the conditions for the pooling-of-interests method of accounting. The Company's new independent certified public accountants, Argy, Wiltse & Wiltse, has concluded that pooling-of-interests accounting is appropriate.




Item 7.  Financial Statements and Exhibits

(c)      Exhibits.  The following exhibits are filed with this report:

         Exhibit No.                                 Description

         16                              Letter of McGladrey & Pullen, LLP*
*To be filed by amendment.





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                                        4




                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   STRATESEC INCORPORATED


                                    /s/ Barry McDaniel
                                    Barry McDaniel
                                    President



Dated: February 23, 2001


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                                        5

                              STRATESEC Incorpated
                                  Exhibit Index
                                   to Form 8-K

Exhibit No.                         Description

16       Letter of McGladrey & Pullen, LLP*

*To be filed by amendment.